EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jay D. Miller, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Amendment No. 1 to the Annual Report of Nortech Systems Incorporated on Form 10-K for the year ended December 31, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amendment No. 1 to Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Nortech Systems Incorporated.

April 15, 2026	By:	/s/ Jay D. Miller
Jay D. Miller
Chief Executive Officer and President
Nortech Systems Incorporated

I, Andrew D. C. LaFrence, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Amendment No. 1 to the Annual Report of Nortech Systems Incorporated on Form 10-K for the year ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amendment No. 1 to Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Nortech Systems Incorporated.

April 15, 2026	By:	/s/ Andrew D. C. LaFrence
Andrew D. C. LaFrence
Senior Vice President and Chief Financial Officer
Nortech Systems Incorporated